                                AGREEMENT TO FILE
                               JOINT SCHEDULE 13D

         Each of the undersigned, being a record owner or "beneficial owner" of the common stock of Power-One, Inc. ("Common Stock"), hereby agrees to jointly file a Schedule 13D with respect to their respective holdings of the Common Stock and to include this agreement as an exhibit to such Schedule 13D.

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this agreement as of the 8th day of June, 1998.

                                     STEPHENS GROUP, INC.


                                     By:      /s/ Jackson T. Stephens
                                         ---------------------------------
                                         Jackson T. Stephens
                                         Chairman of the Board of Directors


                                     JACKSON T. STEPHENS TRUST NO. ONE


                                     By:      /s/ Jackson T. Stephens
                                         ---------------------------------
                                         Jackson T. Stephens, Trustee


                                     By:      /s/ Warren A. Stephens
                                         ---------------------------------
                                         Warren A. Stephens, Trustee

                                     BESS C. STEPHENS TRUST


                                     By:      /s/ Bess C. Stephens
                                         ---------------------------------
                                          Bess C. Stephens, Trustee


                                     By:      /s/ Jackson T. Stephens
                                         ---------------------------------
                                          Jackson T. Stephens, Trustee


                                     By:      /s/ Vernon J. Giss
                                         ---------------------------------
                                          Vernon J. Giss, Trustee


                                     WARREN A. STEPHENS TRUST


                                     By:      /s/ Warren A. Stephens
                                         ---------------------------------
                                          Warren A. Stephens, Trustee


                                     WARREN & HARRIET STEPHENS CHILDREN'S TRUST


                                     By:      /s/ Jon E.M. Jacoby
                                         ---------------------------------
                                          Jon E.M. Jacoby, Trustee


                                     HARRIET CALHOUN STEPHENS TRUST


                                     By:      /s/ Harriet C. Stephens
                                         ---------------------------------
                                          Harriet C. Stephens, Trustee


                                     ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE
                                     TRUST


                                     By:    /s/ Elizabeth Stephens Campbell
                                         -----------------------------------
                                         Elizabeth Stephens Campbell, Trustee

                                     W. R. STEPHENS, JR. REVOCABLE TRUST


                                     By:      /s/ Wilton R. Stephens, Jr.
                                         ---------------------------------
                                         Wilton R. Stephens, Jr., Trustee


                                     JACKSON T. STEPHENS GRANDCHILDRENS TRUST
                                     AAAA


                                     By:      /s/  Jon E.M. Jacoby
                                         ---------------------------------
                                         Jon E.M. Jacoby, Trustee


                                     PAMELA DIANE STEPHENS TRUST ONE


                                     By:      /s/ Bess C. Stephens
                                         ---------------------------------
                                         Bess C. Stephens, Trustee


                                     By:      /s/  Elizabeth Stephens Campbell
                                         ------------------------------------
                                         Elizabeth Stephens Campbell, Trustee


                                     By:     /s/  Wilton R. Stephens, Jr.
                                         ---------------------------------
                                         Wilton R. Stephens, Jr., Trustee


                                     By:     /s/  Pamela Diane Stephens
                                         ---------------------------------
                                             Pamela Diane Stephens, Trustee

                                     WARREN MILES AMERINE STEPHENS TRUST


                                     By:      /s/  Warren A. Stephens
                                         ---------------------------------
                                          Warren A. Stephens, Trustee

                                     JOHN CALHOUN STEPHENS TRUST


                                     By:      /s/  Warren A. Stephens
                                         ---------------------------------
                                          Warren A. Stephens, Trustee


                                     LAURA WHITAKER STEPHENS TRUST


                                     By:      /s/  Warren A. Stephens
                                         ---------------------------------
                                          Warren A. Stephens, Trustee

                                     J&J PARTNERS


                                     By:      /s/  Jon E.M. Jacoby
                                         ---------------------------------
                                          Jon E.M. Jacoby


                                     JACOBY ENTERPRISES, INC.


                                     By:      /s/ Jon E.M. Jacoby
                                         ---------------------------------
                                          Jon E.M. Jacoby, President


                                     CORAL TWO CORPORATION


                                     By:      /s/  Jon E.M. Jacoby
                                         ---------------------------------
                                          Jon E.M. Jacoby, President

                                     CORAL PARTNERS


                                     By:      /s/  Warren A. Stephens
                                         ---------------------------------
                                          Warren A. Stephens


                                     By:      /s/  Jon E.M. Jacoby
                                         ---------------------------------
                                          Jon E.M. Jacoby


                                     BRADBURY ENTERPRISES


                                     By:      /s/  Curtis F. Bradbury, Jr.
                                         ---------------------------------
                                          Curtis F. Bradbury, Jr.


                                              /s/  Douglas H. Martin
                                         ---------------------------------
                                              Douglas H. Martin


                                              /s/  Curtis F. Bradbury, Jr.
                                         ---------------------------------
                                              Curtis F. Bradbury, Jr.


                                              /s/ Jackson T. Stephens
                                         ---------------------------------
                                          Jackson T. Stephens


                                     By:      /s/  Warren A. Stephens
                                         ---------------------------------
                                          Warren A. Stephens


                                     By:      /s/  Bess C. Stephens
                                         ---------------------------------
                                          Bess C. Stephens


                                              /s/ Vernon J. Giss
                                         ---------------------------------
                                              Vernon J. Giss

                                              /s/ Jon E.M. Jacoby
                                         ---------------------------------
                                              Jon E.M. Jacoby


                                              /s/ Harriet C. Stephens
                                         ---------------------------------
                                              Harriet C. Stephens


                                              /s/ Elizabeth Stephens Campbell
                                         -------------------------------------
                                              Elizabeth Stephens Campbell


                                              /s/ Wilton R. Stephens, Jr.
                                         ---------------------------------
                                              Wilton R. Stephens, Jr.


                                              /s/ Pamela Diane Stephens
                                         ---------------------------------
                                              Pamela Diane Stephens


                                              /s/ James Sommers
                                      -----------------------------------------
                                      James Sommers, trustee pursuant to Voting
                                      Trust Agreement dated as of June 1, 1998